UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2023

AURORA TECHNOLOGY ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41250	98-1624542
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Embarcadero Center, Suite 1449

San Francisco, California 94105

(Address of Principal Executive Offices) (Zip Code)

(650) 550-0458

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value, $0.0001 per share, one Redeemable Warrant to acquire one-half of one Class A Ordinary Share, and one Right to acquire one-tenth of one Class A Ordinary Share	ATAKU	The Nasdaq Stock Market LLC
Class A Ordinary Shares	ATAK	The Nasdaq Stock Market LLC
Redeemable Warrants, each two warrants exercisable for one Class A ordinary share at $11.50 per share	ATAKW	The Nasdaq Stock Market LLC
Rights, each 10 rights entitling the holder thereof to one Class A ordinary share	ATAKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On February 1, 2023, Aurora Technology Acquisition Corp., a Cayman Islands exempted company (the “Company”), received notice from the Company’s trust agent that the Company has retained approximately $44.4 million in the Company’s trust account following the redemption deadline for the Company’s Class A ordinary shares, initially issued in the Company’s initial public offering (the “Public Shares”), and based on the balance of the trust account on January 13, 2023. On February 3, 2023, the Company plans to hold an extraordinary general meeting (the “Meeting”), seeking shareholder approval, among other things, of an extension of the time that the Company has to consummate an initial business combination (the “Extension”). The Extension was conditioned on the Company having at least 3.0 million Public Shares outstanding upon consummation of the Extension after taking into account valid redemptions. Based on the information provided by the trust agent to the Company, such condition has been met.

To date, an aggregate of 15,883,818 shares have been validly redeemed. No additional shares may be withdrawn for redemption prior to the Meeting. Therefore, at the time of the Meeting, the Company will have 9,669,182 ordinary shares outstanding, of which 4,619,182 are Public Shares (including 303,000 Public Shares not subject to redemption), and 5,050,000 are Class B ordinary shares held by ATAC Sponsor LLC (the “Sponsor”), subject to any withdrawals of redemptions by shareholders. The Class B ordinary shares held by the Sponsor are not subject to redemption.

Shareholders may withdraw redemptions with the Company’s consent at any time until the vote is taken with respect to the Extension, unless additional time to withdraw such redemptions is permitted by the Company. Shareholders may request to withdraw their redemption by contacting the Company’s transfer agent, Continental Stock Transfer & Trust Company, at One State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (e-mail:mzimkind@continentalstock.com).

As previously disclosed, the Meeting will convene at 11:00 a.m., Eastern time, on Friday, February 3, 2023. The Meeting will be held virtually via live webcast at https://www.cstproxy.com/auroraspac/2023.

As previously disclosed, on December 12, 2022, the Company entered into a letter of intent with DIH Technology Ltd. (“DIH”), a leading global robotics and virtual reality (“VR”) technology provider in the rehabilitation and human performance industry, pursuant to which the Company intends to complete its initial business combination (“Business Combination”). The Extension to be voted on at the Meeting, and any redemption reversals received prior to the vote at the Meeting, would allow the Company to complete the Business Combination.

Forward-Looking Statements

This Current Report on Form 8-K (“Report”) includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s shareholder approval of the matters to be voted upon at the Meeting, the proposed Business Combination, and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Quarterly Reports for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022 filed with the SEC, any subsequent reports, and other documents the Company has filed, or will file, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in favor of the approval of the proposals described in the Company’s definitive proxy statement filed with the SEC on January 18, 2023 (the “Proxy Statement”). Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Proxy Statement, which may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposals set forth in the Proxy Statement. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, stockholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the proposals set forth in the Proxy Statement. Shareholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to Okapi Partners LLC, at (855) 208-8903 or info@okapipartners.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2023

AURORA TECHNOLOGY ACQUISITION CORP.

By:	/s/ Zachary Wang
Name:	Zachary Wang
Title:	Chief Executive Officer